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Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Amended Annual Report of ROHN Industries, Inc. (the "Company") on Form 10-K for the twelve months ended December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Horace Ward, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                      /s/  Horace Ward

                      Horace Ward
                      Chief Executive Officer
                      December 10, 2002

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002